Vanguard Extended Market Index Fund

Supplement Dated May 13, 2025, to the Prospectus and Summary Prospectus Dated April 29, 2025

Important Changes to Vanguard Extended Market Index Fund

On February 20, 2025, the Board of Trustees of Vanguard Extended Market Index Fund (the Fund) approved the elimination of the Fund’s Institutional Select Shares (the Share Class) effective on or about July 15, 2025. To facilitate the elimination of the Share Class, the Share Class will be closed to new investors effective on or about May 13, 2025.

As a result, effective on or about July 15, 2025, all references to the Share Class with respect to the Fund are hereby deleted.

© 2025 The Vanguard Group, Inc. All rights reserved.	PSI 1898A 052025
Vanguard Marketing Corporation, Distributor.

Vanguard Index Funds

Supplement Dated May 13, 2025, to the Statement of Additional Information Dated April 29, 2025

Important Changes to Vanguard Extended Market Index Fund

On February 20, 2025, the Board of Trustees of Vanguard Extended Market Index Fund (the Fund) approved the elimination of the Fund’s Institutional Select Shares (the Share Class) effective on or about July 15, 2025. To facilitate the elimination of the Share Class, the Share Class will be closed to new investors effective on or about May 13, 2025.

As a result, effective on or about July 15, 2025, all references to the Share Class with respect to the Fund are hereby deleted.

© 2025 The Vanguard Group, Inc. All rights reserved.	SAI 040A 052025
Vanguard Marketing Corporation, Distributor.